ESCROW AGREEMENT


         THIS ESCROW AGREEMENT ("Agreement") is made this 20th day of December, 1996, by and among THE BANK OF NEW YORK, a New York banking corporation (the "Escrow Agent"), WASHINGTON MUTUAL, INC., a Washington corporation ("WMI"), KEYSTONE HOLDINGS PARTNERS, L.P., a Texas limited partnership ("KH Partners"), and the FEDERAL DEPOSIT INSURANCE CORPORATION (the "FDIC"), as manager of the FSLIC Resolution Fund (the "FRF"), as successor in interest to the Federal Savings and Loan Insurance Corporation.

                                    Recitals

         WHEREAS, WMI and KH Partners, together with certain of KH Partners' affiliates, have entered into an Agreement for Merger, dated as of July 21, 1996 and amended as of November 1, 1996 (as amended, the "Merger Agreement"), pursuant to which Keystone Holdings, Inc. ("Keystone Holdings") will merge with and into WMI (the "Merger");

         WHEREAS, pursuant to Section 2 of the Merger Agreement, the Escrow Shares (as defined in Section 1 below) are to be delivered by WMI into escrow at the direction of KH Partners and the FDIC;

         WHEREAS, KH Partners owned all of the issued and outstanding stock of Keystone Holdings immediately prior to the Merger and has under the Merger Agreement a contingent right to have 64.9% of the Escrow Shares released to it from the Escrow (as defined in Section 1 below);

         WHEREAS, the FDIC is selling, assigning, transferring and delivering certain warrants to WMI at the closing of the Merger pursuant to a Warrant Exchange Agreement, dated as of July 21, 1996 (the "Warrant Exchange Agreement"), by and among WMI, the Keystone Entities (as defined in the Section 1 below), KH Partners, New West Federal Savings and Loan Association, certain other persons and the FDIC and, as part of the consideration to be received in exchange for the Warrants, has a contingent right to have 35.1% of the Escrow Shares released to it from the Escrow; and

         WHEREAS, the parties desire to appoint the Escrow Agent as escrow agent hereunder, and the Escrow Agent desires to accept such appointment.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Definitions. All capitalized terms used but not otherwise defined in this Agreement shall have the meanings given to them below:

         "Aggregate Escrow Distribution" shall mean the Distributed Escrow Shares plus (i) all dividends and distributions (of whatever nature) other than dividends payable in shares of WMI Common Stock paid on or with respect to the Distributed Escrow Shares from the Effective Time to and including the date the Distributed Escrow Shares are paid pursuant to Section 2.3 of the Merger Agreement and the terms hereof; (ii) any additional securities with respect thereto, and (iii) any interest or earnings upon such dividends, distributions or additional or substitute securities in accordance with the terms hereof. In the case of any Installment, the Aggregate Escrow Distribution shall be determined in accordance with the preceding sentence.

         "Agreement" shall have the meaning specified in the preamble hereof.

     "Case" shall mean Case No. 92-782C resulting from a complaint filed on December 28, 1992 in the Untied States Court of Federal Claims and styled:

                          AMERICAN SAVINGS BANK, F.A.,
                            KEYSTONE HOLDINGS, INC.,
                        KEYSTONE HOLDINGS PARTNERS, L.P.,
                          N.A. CAPITAL HOLDINGS, INC.,
                         NEW AMERICAN CAPITAL, INC. and
                           NEW AMERICAN HOLDINGS, INC.
                                       v.
                                THE UNITED STATES

         "Case Proceeds" shall equal the amount, if any, of cash received by WMI or its subsidiaries (including the Keystone Entities after the Effective Time) on or before the Escrow Expiration Date in respect of (1) any judgment, fees, costs and expenses, interest and other amounts that have been awarded to the plaintiffs (including any successors thereto) in the Case, or (2) any final settlement of the Case; provided, however, that any judgment referred to in (1) above constitutes a final, nonappealable judgment in the Case. In the case of any Installment, the Case Proceeds with respect to such Installment shall be determined in accordance with the preceding sentence.

         "Distributed Escrow Shares" shall mean that number of whole shares of WMI Common Stock (or any substitute securities with respect thereto) resulting from dividing the Net Case Proceeds by the Market Price Per Share; provided that, in no event shall the Distributed Escrow Shares exceed the number of Escrow Shares. The Distributed Escrow Shares with respect to any Installment shall be calculated in accordance with the preceding sentence except that in no event shall the Distributed Escrow Shares, when added to the Distributed Escrow Shares with respect to earlier Installments, exceed the number of Escrow Shares.

         "Effective Date" shall mean December 20, 1996.

     "Effective Time" shall mean 2:00 p.m., Pacific Standard Time, on the Effective Date.

         "Escrow" shall mean the escrow created hereby.

         "Escrow Agent" shall have the meaning specified in the preamble hereof.

         "Escrow Expiration Date" shall mean the date that is the sixth anniversary of the Effective Date; provided, however, that (i) if, prior to such date, there has been any judgment granted or entered in favor of WMI or its subsidiaries (including the Keystone Entities after the Effective Time), then the Escrow Expiration Date shall be automatically extended to the earlier of the tenth anniversary of the Effective Date and the date upon which the number of Escrow Shares equals zero and (ii) if, prior to such sixth anniversary or any extension pursuant to clause (i) of this definition, there has been any settlement or final nonappealable judicial resolution of the Case involving two or more Installments, then the Escrow Expiration Date shall not occur until all such Installments have been paid.

         "Escrow Fund" shall have the meaning specified in Section 3 hereof.

         "Escrow Shares" shall mean eight million (8,000,000) shares of WMI Common Stock; provided that the number of Escrow Shares shall be appropriately adjusted to reflect any reclassification, recapitalization, split-up, combination or exchange of shares of WMI Common Stock, or any stock dividend thereon declared with a record date between the date of this Agreement and the Escrow Expiration Date; provided, further, that, in the event that the Escrow Expiration Date is extended beyond the sixth anniversary of the Effective Date in accordance with the definition of "Escrow Expiration Date" herein, the number of Escrow Shares, as adjusted in accordance with the preceding proviso, shall be reduced on the last day of each full calendar month following the sixth anniversary of the Effective Date by an amount equal to 1.25% of the number of Escrow Shares (as so adjusted) on the sixth anniversary of the Effective Date; provided further, that if, prior to the sixth anniversary of the Effective Date, there has been any settlement or final nonappealable judicial resolution of the Case involving two or more Installments, then there shall be no reduction in the number of Escrow Shares pursuant to the immediately preceding proviso.

         "FDIC" shall have the meaning specified in the preamble hereof.

         "Fixed Fee Agreement" shall mean that certain Fixed Fee Agreement dated as of August 9, 1996 between Arnold & Porter and Keystone Holdings.

         "FRF" shall have the meaning specified in the preamble hereof.

         "Holder" shall have the meaning specified in Section 6 hereof.

         "Installment" shall mean, in the event of a final, nonappealable judicial resolution or a settlement of the Case occurring after the Effective Time involving two or more installments or structured payments of cash over a period of time, one of such payments.

         "Investment Rate" shall have the meaning specified in Exhibit 1 hereto.

     "Keystone  Entities" shall mean Keystone  Holdings,  New American Holdings,
Inc.,  a  Delaware   corporation,   New  American  Capital,   Inc.,  a  Delaware
corporation, N.A. Capital

Holdings, Inc., a Delaware corporation, and American Savings Bank, F.A., a federal savings association.

         "KH Partners" shall have the meaning specified in the preamble hereof.

         "Market Price Per Share" shall mean $41.6125; provided, however, that such price shall be appropriately adjusted to reflect any reclassification, recapitalization, split-up, combination or exchange of shares of WMI Common Stock, or any stock dividend thereon declared with a record date between the date hereof and the Escrow Expiration Date.

         "Merger" shall have the meaning specified in the Recitals hereof.

         "Net Case Proceeds" shall mean the Case Proceeds, minus the sum of (1) the Tax on the Case Proceeds, (2) the out-of-pocket, third-party fees, costs and expenses paid or accrued by WMI or its subsidiaries to attorneys, accountants, experts or other third party service providers in connection with the Case from July 21, 1996 (excluding any amount paid to Arnold & Porter under the Fixed Fee Agreement), (3) 200% of the allocated time costs of employees of WMI or its subsidiaries for time reasonably devoted to the Case from the Effective Date,in each case, to and including the date the Case Proceeds are paid to WMI or its subsidiaries (including the Keystone Entities after the date hereof), (4) fees and other amounts, if any, paid or accrued by WMI to the Escrow Agent pursuant to this Agreement (5) all amounts paid by any Keystone Entity to Arnold & Porter under the Fixed Fee Agreement in excess of $10 million. In the event that the Case Proceeds are payable in two or more Installments, Net Case Proceeds with respect to any given Installment shall mean all Case Proceeds received by WMI from such Installment and all prior Installments, if any, minus (x) the sum of
(I) the Tax on the Case Proceeds with respect to all Installments or portions thereof (whether received or to be received) includible, in WMI's judgment, in its income for federal income tax purposes for the year in which such Installment is received or in prior years and (II) the amounts described in clauses (2), (3), (4) and (5) of the preceding sentence, and (y) the aggregate Net Case Proceeds calculated pursuant to this sentence with respect to all prior Installments, if any.

         "Net Pre-Tax Case Proceeds" shall mean the amount, if any, resulting from subtracting from Case Proceeds the sum of the amounts described in Clauses
(2), (3), (4) and (5) in the definition of Net Case Proceeds.

         "Notes" shall have the meaning specified in Section 8 hereof.

         "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture, governmental authority or other entity of whatever nature.

         "Tax on the Case Proceeds" shall mean (1) the product of .28 and the Net Pre-Tax Case Proceeds, in the event the Case Proceeds are accrued for federal income tax purposes prior to the Effective Time, and (2) the product of
 .355 and the Net Pre-Tax Case Proceeds, in the event the Case Proceeds are accrued for federal income tax purposes on or after the Effective Time.

     "Warrant Exchange Agreement" shall have the meaning specified in the Recitals hereof.

         "WMI" shall have the meaning specified in the preamble hereof.

         "WMI Common Stock" shall mean the common stock, no par value, of WMI.


     2. Appointment of Escrow Agent. WMI, KH Partners, and the FDIC hereby appoint the Escrow Agent, and the Escrow Agent hereby accepts its appointment, as escrow agent to hold and dispose of the Escrow Fund solely in accordance with the terms hereof.

         3. Delivery of Escrow Shares. Concurrently with the execution and delivery of this Agreement, KH Partners and the FDIC have directed WMI to deliver, or cause to be delivered, and WMI has so delivered or caused to be delivered, the Escrow Shares, registered in the name of the Escrow Agent, to the Escrow Agent. By execution hereof, the Escrow Agent evidences its receipt from WMI of the Escrow Shares. The term "Escrow Fund" shall mean the Escrow Shares together with (i) all dividends and distributions (of whatever nature) (other than dividends payable in shares of WMI Common Stock paid on or with respect to the Escrow Shares), (ii) any additional or substitute securities with respect thereto, and (iii) any interest or earnings upon such dividends, distributions or additional or substitute securities in accordance with the terms of this Agreement (including without limitation amounts payable under the Notes.

     4. Subaccounts. The Escrow Agent shall establish and maintain a subaccount with respect to each Holder (as defined herein) representing the pro rata portion of the Escrow Fund attributable to each such Holder.

         5.       Investment of Funds.

                  (a) The Escrow Agent shall invest and reinvest the cash portion of the Escrow Fund in the Institutional Service Shares of the Federated U.S. Treasury Cash Reserves Fund except as otherwise directed in a joint letter signed by both KH Partners and the FDIC.

         The Escrow Agent shall not be liable for any loss suffered in connection with any investments made pursuant to Section 5(a) hereof or to joint instructions received from KH Partners and the FDIC. No instructions, requests or notices from KH Partners and the FDIC to the Escrow Agent shall be effective until received by the Escrow Agent in writing, and no such instructions, requests or notices shall be effective unless executed by both KH Partners and the FDIC.

                  (b) As and when any amounts invested as aforesaid may be needed for disbursement from the Escrow Fund required hereunder (including the funding of loans made pursuant to Section 8 hereof), the Escrow Agent shall cause a sufficient amount of such investments to be sold or otherwise converted into cash to the credit of the Escrow Fund. Any written request by a Holder for a loan pursuant to Section 8 hereof shall also be deemed written authority to the Escrow Agent from such Holder for the Escrow Agent to sell or otherwise convert a portion of the assets in such Holder's subaccount necessary to fund the loan. The Escrow Agent shall not be held liable for any loss of income due to the liquidation of any investment which the Escrow Agent, acting in good faith, believes necessary to make payments or disbursements in accordance with this Agreement.

         6. Transfers. KH Partners and the FDIC are the initial holders of contingent rights to receive the Escrow Shares. It is understood that KH Partners intends to distribute its contingent right in the Escrow Fund to the partners of KH Partners immediately after the Effective Time. Such partners, the FDIC and their transferees may transfer any or all of their respective contingent rights to the Escrow Fund, provided that no transfer shall be effective unless and until the proposed transferor has delivered to WMI the following documents:

                  (a) an opinion of counsel reasonably satisfactory to WMI that such transfer is exempt from the registration requirements of the Securities Act of 1933 and similar requirements under all applicable state securities laws, accompanied by such other documentation as WMI shall reasonably require to demonstrate compliance with applicable requirements of federal and state securities laws, and

                  (b) a written instrument executed by the proposed transferee whereby such party agrees to be bound by all applicable obligations contained in this Agreement.

         As used herein, the term "Holder" shall mean any Person owning from time to time a contingent right to receive a portion of the Escrow Fund. No Holder shall be allowed to transfer such Holder's contingent right to its allocated portion of the Escrow Fund until the Holder has repaid all outstanding Notes (as defined below in Section 8). The Escrow Agent shall not be required to treat any purported transfer as effective until such time as it has received (x) written notice of such transfer from the transferor, (y) written notice from WMI that the opinion of counsel and other documentation described above has been received, and (z) receipt of any tax or other information or documents reasonably requested by the Escrow Agent. The Escrow Agent shall maintain a list of the Holders and their addresses.

         7. Voting of Escrow Shares. For so long as any Escrow Shares (or any additional or substitute securities with respect thereto) are held by the Escrow Agent in accordance with the terms of this Agreement, each Holder of the contingent right to receive such shares shall have the absolute right to have its pro rata portion of the Escrow Shares (and any additional or substitute securities with respect thereto) voted on all matters with respect to which the vote of the holders of WMI Common Stock is required or solicited in accordance with the written instructions of such Holder at the time of the applicable record date as given to the Escrow Agent. WMI shall provide the Escrow Agent written notice of any such record date. The right of a Holder to instruct the Escrow Agent to vote any portion of the Escrow Shares shall be determined as of the record date established by WMI with respect to such vote. If no written instructions are timely received by the Escrow Agent from a Holder, then the Escrow Agent shall not vote any of the shares in the Escrow Fund to which such Holder owns a contingent right.

         8. Loans from the Escrow Fund. Each Holder shall have the right to request that the Escrow Agent make a loan to it out of the cash portion of the subaccount established with respect to it pursuant to Section 4. Such request must be delivered in writing to the Escrow Agent no later than 30 days following notice to such Holder of the payment to the Escrow Agent of any cash dividends or distributions on the Escrow Shares attributable to such Holder. Notice to Holders of such payments shall be given by the Escrow Agent. Such request may be for a loan in a principal amount equal to no more than 45 percent of the amount of such dividend or distribution. Such request shall be accompanied by (a) an executed promissory note substantially in the form attached hereto as Exhibit 1 (the "Note"), (b) an opinion of counsel substantially in the form attached hereto as Exhibit 2 that the Note will not violate any applicable usury or similar laws and (c) receipt of any tax or other information or documents reasonably requested by the Escrow Agent. The loan shall accrue interest and be payable as provided in Exhibit 1. The Escrow Agent shall calculate the Investment Rate as defined in Exhibit 1 within 30 days following the end of each calendar quarter and notify the borrowers of such rate.

         9. Release of Escrow Funds. The Escrow Agent will hold the Escrow Fund in its possession until authorized hereunder to deliver the Escrow Fund or any specified portion thereof as provided in this Section 9. The Escrow Agent shall take all actions called for in any notice delivered by WMI under this Section 9 within ten (10) business days of the date such notice is received; provided that the Escrow Agent shall not deliver to any Holder that Holder's Aggregate Escrow Distribution until any such Holder's Notes have been fully repaid or offset pursuant to subsection (d).

                  (a) Unless the Escrow Expiration Date shall have occurred, within thirty (30) days of the date on which Case Proceeds are received by WMI or its subsidiaries (including the Keystone Entities), WMI shall deliver written instructions to the Escrow Agent to deliver to each Holder such Holder's pro rata portion of the Aggregate Escrow Distribution and, (unless the provisions of subsection (c) apply) after making such distribution as to each and every Holder (or after setting aside a Holder's allocable portion of the Aggregate Escrow Distribution with respect to any Holder who has not repaid any outstanding Note or who has not delivered information or documents reasonably requested by the Escrow Agent), to return any remaining Escrow Shares to WMI for cancellation (together with the remainder of the Escrow Fund). The Escrow Agent shall not be required to make any payment to any Holder until such time as it has received any tax or other information or documents reasonably requested by it. No Holder shall be entitled to receive or shall receive any fractional shares of WMI Common Stock or cash in lieu of fractional shares.

                  (b) In the event that the Escrow Expiration Date has occurred and no Case Proceeds have been received by WMI or its subsidiaries (including the Keystone Entities), then WMI shall deliver written instructions to the Escrow Agent to return the Escrow Shares to WMI for cancellation together with the remainder of the Escrow Fund.

                  (c) Unless the Escrow Expiration Date shall have occurred, in the event that the Case Proceeds are received in Installments, then, within thirty (30) days of the date on which any Installment is received by WMI or its subsidiaries (including the Keystone Entities), WMI shall deliver written instructions to the Escrow Agent (i) to pay each Holder the pro rata portion of the Aggregate Escrow Distribution with respect to such Installment attributable to such Person, and (ii) after making the last Aggregate Escrow Distribution with respect to the last Installment as to each and every Holder (or after setting aside a Holder's allocable portion of the Escrow Fund with respect to any Holder who has not repaid any outstanding Note or who has not delivered information or documents reasonably requested by the Escrow Agent), to return any remaining Escrow Shares to WMI for cancellation, (together with the remainder of the Escrow Fund). No Holder shall be entitled to receive or shall receive any fractional shares of WMI Common Stock or cash in lieu of fractional shares.

                  (d) Upon receipt of the instructions  described in (a), (b) or
(c) above, the Escrow Agent shall promptly notify the obligors under each outstanding Note that such Note is due and payable in full within seven days of the date of such notice and shall take all reasonable steps to effect such distribution within 30 days of receipt of WMI's written instructions. In the event that any obligor fails to pay the Note in full within ten (10) days of the date of such notice, the Escrow Agent shall offset the amount of the Note (plus any interest or other amounts due thereunder) from the pro rata portion of the Aggregate Escrow Distribution otherwise due such obligor. In the event that (i) any obligor fails to pay such obligor's Note in full within ten (10) days of the date of such notice; (ii) the Escrow Expiration Date has occurred; and (iii) no Case Proceeds have been received by WMI or its subsidiaries (including the Keystone Entities) or such Case Proceeds were insufficient to pay off the Note, then the Note shall be in default and the Escrow Agent shall deliver the Note to WMI and assign all of its right, title and interest in the Note to WMI, without recourse.

                  (e) Beginning on the last day of the full calendar month immediately following the sixth anniversary of this Agreement and on the last day of every succeeding month, WMI shall deliver written instructions to the Escrow Agent to return to WMI a number of shares equal to 1.25% of the number of Escrow Shares (as adjusted pursuant to the definition of Escrow Shares in the Merger Agreement) held by the Escrow Agent on the sixth anniversary of this Agreement (together with any dividends and distributions received on such shares and any interest or earnings on such dividends); provided, that if there has been a final, nonappealable judicial resolution or settlement of the Case involving two or more Installments prior to the sixth anniversary of this Agreement, the provisions of this subsection shall not apply.

         10.      Escrow Agent's Responsibility.

                  (a) The Escrow Agent's sole responsibility shall be for the safekeeping of the Escrow Fund, the establishment and maintenance of subaccounts pursuant to Section 4, the investment of the Escrow Fund pursuant to Section 5, the providing of loans as provided in Section 8, the disbursement thereof in accordance with Section 9 and such other duties and obligations expressly set forth in this Agreement. The Escrow Agent shall not be required to take any other action with reference to any matters which might arise in connection with the

Escrow Fund, this Agreement, the Merger Agreement, the Warrant Exchange Agreement or any other agreement between or among any or all of the parties hereto (other than the Escrow Agent) or to which any such party is a party or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Agreement). The Escrow Agent may act upon any written instruction or other instrument which the Escrow Agent in good faith believes to be genuine and to be signed and sent by the proper Persons. The Escrow Agent shall not be required to take any action until such time as it has received written instructions as provided above and any tax or other information or documents reasonably requested by it. The Escrow Agent shall not be required to expend or risk any of its own funds or otherwise incur any financial liability (other than as expressly set forth herein) in the performance of its duties hereunder. The Escrow Agent shall not be liable for any action taken by it in good faith and believed to be authorized or within the rights or powers conferred upon it by this Escrow Agreement or for anything which the Escrow Agent may do or refrain from doing in connection herewith unless the Escrow Agent is guilty of gross negligence, bad faith or willful misconduct. The Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Escrow Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility unless such unavailability is the result of the Escrow Agent's willful misconduct, bad faith or gross negligence). The Escrow Agent may from time to time consult with legal counsel of its own choice for advice concerning its obligations under this Agreement, and it shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. The Escrow Agent has no duty to determine or inquire into the occurrence of any event or the performance or failure of performance of any of the parties hereto with respect to any agreements or arrangements with each other or with any other party or parties including, without limitation, the Merger Agreement or the Warrant Exchange Agreement.

                  (b) The duties and obligations of the Escrow Agent shall be determined solely by the express provisions of this Agreement, and no duties and obligations shall be inferred or implied. The Escrow Agent's duties and obligations are purely ministerial in nature, and nothing herein shall be construed to give rise to any fiduciary obligations of the Escrow Agent. In the event of any disagreement or the presentation of any adverse claim or demand in connection with the disbursement of the Escrow Fund, the Escrow Agent shall, at its option, be entitled to refuse to comply with any such claims or demands during the continuance of such disagreement and may refrain from delivering any items affected thereby, and in so doing, the Escrow Agent shall not become liable to the undersigned or to any other Person, due to its failure to comply with such adverse claim or demand. The Escrow Agent shall be entitled to continue, without liability, to refrain and refuse to act:

                           (i) until authorized to disburse by a court order from a court having jurisdiction of the parties and the money, after which time the Escrow Agent shall be entitled to act in conformity with such adjudication; or

                           (ii) until all differences shall have been adjusted by agreement and the Escrow Agent shall have been notified thereof and shall have been directed in writing, signed jointly or in counterpart by the undersigned and by all Persons making adverse claims or demands, at which time the Escrow Agent shall be protected in acting in compliance therewith.

                  (c) If at any time the Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process (collectively, "order") which in any way affects Escrow Property (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of the Escrow Fund), the Escrow Agent shall deliver prompt notice of the order to other parties hereto and to each Holder so that any party or Holder may, solely at its own expense, intervene, and the Escrow Agent is otherwise authorized to comply with any such final order in any manner as it or its legal counsel of its own choosing deems appropriate; and if the Escrow Agent complies with any such final order, Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity even though such final order, may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

                  (d) The Escrow Agent shall treat all communications pursuant to this Agreement, whether oral or written, confidentially and shall not make any public disclosure of communications to or from any party hereto. In the event that the Escrow Agent is requested in any proceeding to disclose any communications, the Escrow Agent shall give prompt notice to KH Partners, the FDIC, any Holder and WMI of such request so that KH Partners, the FDIC, such Holder or WMI may seek an appropriate protective order or other remedy.

         11. Indemnification of Escrow Agent. WMI agrees to indemnify and hold the Escrow Agent and its officers and employees harmless for and from all claims, losses, liabilities and expenses (including, without limitation, reasonable legal fees and expenses, including any legal fees in any appeal or bankruptcy proceeding) arising out of or in connection with its acting as Escrow Agent under this Agreement, except in those instances where the Escrow Agent has been guilty of gross negligence, bad faith or willful misconduct. In addition, WMI agrees to pay to the Escrow Agent its reasonable fees and expenses in connection with the performance of its duties under this Agreement as set forth in the Escrow Fee Schedule as Schedule 1. Under no circumstances shall the Escrow Agent be entitled to charge the Escrow Fund for any amounts otherwise due to the Escrow Agent from WMI. The provisions of this Section 11 shall survive the termination of this Agreement and/or the removal or resignation of the Escrow Agent.

         12. Termination. This Agreement shall terminate upon the complete disbursement of the remaining assets constituting the Escrow Fund in accordance with this Agreement. Upon such termination, the Escrow Agent shall close its records, and all of the Escrow Agent's liability and obligations in connection with the Escrow Fund and this Agreement shall terminate, other than liabilities and obligations incurred by it hereunder prior to such resignation becoming effective.

         13. Notices and Communications. All notices and communications hereunder shall be in writing and shall be deemed to be duly given if delivered in person or by courier, if by facsimile transmission (with receipt thereof acknowledged), or if sent by certified mail, return receipt requested and shall be deemed to have been received on the date of delivery in person, by courier, or by facsimile transmission, or on the date set forth in the return receipt, as follows:

         If to the Escrow Agent, at:

                  The Bank of New York
                  101 Barclay Street
                  12 East
                  New York, New York  10286
                  Attn:  Specialized Agency Group
                  Facsimile Number:         (212) 815-7157
                  Telephone Number:  (212) 815-5728


         If to KH Partners, at:

                  Keystone Holdings Partners, L.P.
                  201 Main Street, 23rd Floor
                  Fort Worth, TX  76102
                  Attn:  Ray L. Pinson
                  Facsimile Number:  (817) 338-2047
                  Telephone Number:  (817) 338-2047

                  Copies to:

                  Kelly, Hart & Hallman
                  201 Main Street, Suite 2500
                  Ft. Worth, TX  76102
                  Attn:  Billie J. Ellis, Jr.
                  Facsimile Number:  (817) 878-9280
                  Telephone Number:  (817) 878-3539

                  and

                  Cleary, Gottlieb, Steen & Hamilton
                  One Liberty Plaza
                  New York, NY  10006
                  Attn:      Michael L. Ryan
                  Facsimile Number:  (212) 225-3999
                  Telephone Number:  (212) 225-2520

         If to the FDIC, at:

                  Federal Deposit Insurance Corporation
                  801 17th Street, N.W.
                  Washington, D.C.  20434-0001
                  Attn:  Director, Division of Resolutions
                  Facsimile Number:         (202) 898-7024
                  Telephone Number:         (202) 736-0368

                  Copy to:

                  Legal Division
                  Federal Deposit Insurance Corporation
                  1717 H Street, N.W.
                  Washington, D.C.  20434-0001
                  Attn:  David M. Gearin, Senior Counsel
                  Facsimile Number:  (202) 736-0382
                  Telephone Number:  (202) 736-3027

                  If to WMI, at:

                  Washington Mutual, Inc.
                  1201 Third Avenue, 15th Floor
                  Seattle, WA  98101
                  Attn:  Marc R. Kittner, Senior Vice President
                  Facsimile Number:  (206) 554-2790
                  Telephone Number:  (206) 461-2005

                  Copy to:

                  Foster Pepper & Shefelman
                  1111 Third Avenue, Suite 3400
                  Seattle, WA  98101
                  Attn:  Fay L. Chapman
                  Facsimile Number:  (206) 447-9700
                  Telephone Number:  (206) 447-8937

         Any party may change its address for notice purposes by providing written notice thereof in accordance with this Section. Notices to a Holder other than KH Partners or the FDIC shall be made in the manner described above to the address of such Holder as shown on the Escrow
 Agent's records. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or banking holiday, such time shall be extended to the next day on which the Escrow Agent is open for business.

         14.      Resignation; Removal.

                  (a) The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 30 days' prior written notice of such resignation to WMI, KH Partners and the FDIC, specifying a date when such resignation shall take effect; provided, that no such resignation shall be effective until a successor Escrow Agent shall have been appointed and shall have accepted its appointment in writing as hereinafter set forth. Upon such notice, KH Partners, the FDIC and WMI shall use commercially reasonable efforts to mutually agree upon and appoint a successor Escrow Agent. If KH Partners, the FDIC and WMI are unable to agree upon a successor Escrow Agent within 30 days after such notice or such appointed Escrow Agent has not accepted such appointment  in writing  within  such 30 day period,  the Escrow  Agent shall be entitled to appoint its successor, which shall be a commercial bank organized under the laws of the United States or any state thereof that has a combined capital and surplus of at least $1 billion. Upon delivery of the Escrow Property to successor Escrow Agent, Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

                  (b) Any successor Escrow Agent (whether succeeding a resigning or removed Escrow Agent) shall deliver a written acceptance of its appointment to the resigning Escrow Agent, WMI, KH Partners, and the FDIC, and immediately thereafter, (i) the resigning Escrow Agent shall transfer and deliver the Escrow Fund to the successive Escrow Agent, whereupon the resignation of the resigning Escrow Agent shall become effective, and (ii) the successor Escrow Agent shall constitute the "Escrow Agent" for all purposes hereunder and all applicable provisions of this Agreement shall apply to the successor Escrow Agent as though it had been named herein. Any such resignation shall not relieve the resigning Escrow Agent from any liability incurred by it hereunder prior to such resignation becoming effective.

                  (c) The Escrow Agent shall continue to serve until its successor accepts the duties of Escrow Agent hereunder. KH Partners, the FDIC and WMI shall have the right at any time upon their mutual consent to remove the Escrow Agent and substitute a new Escrow Agent, by giving 30 days' notice thereof to the then acting Escrow Agent. Any successor Escrow Agent appointed under this Section 14 shall be qualified to act as an escrow agent under applicable law.

         15.      Miscellaneous.

                  (a) This Agreement, in all respects, including all matters of construction, validity and performance, is governed by the internal laws of the State of New York as applicable to contracts executed and delivered in New York by citizens of such state to be performed wholly within such state without giving effect to the principles of conflicts of laws thereof. Each of the parties hereto hereby submits to the personal jurisdiction of and each agrees that all proceedings relating hereto shall be brought in courts located within the City and State of New York.

                  (b) Unless the context otherwise requires, under this Agreement words in the singular number include the plural, and words in the plural include the singular; and words of the masculine gender include the feminine and the neuter, and when the context so indicates words of the neuter gender may refer to any gender.

                  (c) All titles and headings in this Agreement are intended solely for convenience of reference and shall in no way limit or otherwise affect the interpretation of any of the provisions hereof.

                  (d) The provisions of this Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto or their successors or assigns.

                  (e) Neither this Agreement nor, except as explicitly provided in this Agreement, any right or interest hereunder may be assigned in whole or in part by any party without the prior written consent of the other parties.

                  (f) This Agreement constitutes the entire agreement between the Escrow Agent, on the one hand, and KH Partners, the FDIC and WMI, on the other hand. This Agreement supersedes all proposals, oral or written, and all other communications, oral or written, between the parties relating to the subject matter of this Agreement.

                  (g)  This   Agreement   may  be   executed   in  one  or  more
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  (h) Each party hereto and each Holder, except the Escrow Agent, shall provide the Escrow Agent with their Tax Identification Number (TIN) as assigned by the Internal Revenue Service.

                  (i) If any provision hereunder shall require the action by or notice to KH Partners, the provision shall be read to require the action by or notice to Robert M. Bass if KH Partners shall no longer be in existence.

                  (j) The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

                  (k) Each party hereby represents and warrants (i) that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (ii) that the execution, delivery and enforcement of this Agreement by such party does not and will not violate any applicable law or regulation.

                  (l) The Escrow  Agent does not have any interest in the Escrow
Fund but is serving as escrow holder only and having only possession thereof. WMI shall pay or reimburse the Escrow Agent upon request for any transfer taxes, stamp taxes or other similar taxes relating to the Escrow Fund incurred in connection herewith and shall indemnify the Escrow Agent for and hold the Escrow Agent harmless from any amounts that it is obligated to pay in the way of such taxes. WMI, KH Partners and the FDIC acknowledge that any such taxes paid by WMI shall be deemed an "amount" paid to the Escrow Agent pursuant to clause (4) of the first sentence in the definition of Net Case Proceeds herein and in Section 1 of the Merger Agreement. Any payments of income from this Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax I.D., number certifications, or W-8 forms for non-resident alien certifications. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of funds which are a part of the Escrow Fund and is not responsible for any other reporting. This paragraph shall survive notwithstanding any termination of this Escrow Agreement or the resignation or removal of the Escrow Agent.

                  (m) At any time the Escrow Agent may request an instruction in writing from WMI, the FDIC and KH Partners, and may at its own option include in such request the course of action it proposes to take and the date on which it proposes to act, regarding any matter arising in connection with its duties and obligations hereunder. The Escrow Agent shall not be liable for acting in accordance with such a proposal on or after the date specified therein, provided that the specified date shall be at least three business days after WMI, the FDIC and KH Partners receive the Escrow Agent's request for instructions and its proposed course of action, and provided further that, prior to so acting, the Escrow Agent has not received the written instructions requested.

                  (n) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by the Escrow Agent hereunder, Escrow Agent may, in its sole discretion, refrain from taking any action other than retain possession of the Escrow Fund, unless the Escrow Agent receives written instructions, signed by all the parties hereto (other than the Escrow Agent) , which eliminates such ambiguity or uncertainty.

                  (o) In the event of any dispute between or conflicting claims by or among the parties hereto (other than the Escrow Agent) and/or any other person or entity with respect to any of the Escrow Fund, the Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to the Escrow Fund so long as such dispute or conflict shall continue, and the Escrow Agent shall not be or become liable in any way to the parties hereto for failure or refusal to comply with such conflicting claims, demands or instructions. The Escrow Agent shall be entitled to refuse to act until, in its sole discretion, either (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing reasonably satisfactory to the Escrow Agent or (ii) the Escrow Agent shall have received an indemnity satisfactory to it sufficient to hold it harmless from and against any and all losses which it may incur by reason of so acting. The Escrow Agent may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Escrow Agent in connection with such proceeding shall be paid by WMI.

         IN WITNESS WHEREOF, the parties, by their officers thereunto duly authorized, have executed and delivered this Agreement the date first above written.


KEYSTONE HOLDINGS PARTNERS, L.P.

By:      KH Group Management, Inc.
Its      General Partner


By:        /s/ Ray L. Pinson
Name:      Ray L. Pinson


WASHINGTON MUTUAL, INC.


By:       /s/ Kerry K. Killinger
Name:     Kerry K. Killinger
Title:    President and Chief Executive Officer


FEDERAL DEPOSIT INSURANCE CORPORATION,
as manager of the FSLIC Resolution Fund


By:       /s/ James A. Meyer
Name:     James A. Meyer
Title:    Assistant Director



THE BANK OF NEW YORK


By:       /s/ Enrico D. Reyes
Name:     Enrico D. Reyes
Title:    Vice President

                                                     EXHIBIT 1


                                                  PROMISSORY NOTE


$____________________(U.S.)          [Insert Location of Escrow Agent's Office]
                                                         [Insert Date of Note]


                  FOR VALUE RECEIVED, the undersigned ("Borrower") hereby promises to pay to the order of The Bank of New York as Escrow Agent (the "Escrow Agent") under that certain Escrow Agreement dated __________________ (the "Escrow Agreement") among the Escrow Agent, Washington Mutual, Inc., Keystone Holdings Partners, L.P. and the Federal Deposit Insurance Corporation, as manager of the FSLIC Resolution Fund, at the Escrow Agent's office at _________________________________________, or at such other place as the holder of this Note (hereinafter, "Holder") may from time to time designate in writing, the sum of $__________________, in lawful money of the United States, together with interest thereon at a variable rate as set forth below. Interest for each full calendar quarter during the term of this Note shall be calculated on the basis of a 360-day year of four 90-day quarters. Interest for any partial calendar quarter at the beginning or end of the term of this Note shall be calculated on the basis of a 365 or 366-day year and the actual number of days in that quarter.

                  Section 1.  Interest Rate.

                  This Note shall bear interest at a variable rate, adjusted as of the first day of each calendar quarter, equal to the greater of: (i) the Applicable Federal Rate and (ii) the Investment Rate. "Applicable Federal Rate" shall mean a per annum rate equal to the applicable Federal rate as set forth in
Section 7872(f)(2) of the Internal Revenue Code of 1986, as amended, or any successor provision. "Investment Rate" shall mean a per annum rate of interest equal to the per annum rate of return on the investment of the cash portion of the Escrow Fund for the immediately preceding calendar quarter as calculated by the Escrow Agent.

                  Section 2.  Interest Payments.

                  Beginning on [insert the last day of the calendar quarter in which the date of the Note occurs] and on the last day of each and every calendar quarter thereafter throughout the term of this Note, Borrower shall make quarterly payments to Holder of all accrued and unpaid interest.

                  Section 3.  Maturity.

                  Unless sooner repaid by Borrower, the entire unpaid principal amount plus all accrued but unpaid interest, and all other amounts owing hereunder shall be due and payable in full on the Maturity Date.


                                               Exhibit 1, Page 1

                  As used herein, "Maturity Date" shall mean the earlier to occur of (i) the day which is seven days following notice given by the Escrow
Agent as provided in Section 9 of the Escrow Agreement or (ii) the Escrow Expiration Date.

                  Section 4.  Default; Remedies.

                  If the payment of any amount payable hereunder is not made within ten days of when due, then, at the option of Holder, the entire indebtedness evidenced hereby shall become immediately due and payable and all such amounts, including all accrued but unpaid interest, shall thereafter bear interest at a variable rate, adjusted at the time at which the rate would otherwise have been adjusted pursuant to Section 1, of five percent (5%) per annum above the rate hereunder that would have been applicable from time to time had there been no default (the "Default Rate") until such default is cured. Failure to exercise this option shall not waive the right to exercise the same in the event of any subsequent default. In the event of such default the undersigned promise to pay all collection expenses, including reasonable attorneys' fees incurred with or without suit and on appeal. Interest at the Default Rate shall commence to accrue upon default under this Note, including the failure to pay this Note on the Maturity Date. In addition, upon default, Holder shall deliver this Note to Washington Mutual, Inc. and shall assign all of its rights, title and interest in the Note to Washington Mutual, Inc., without recourse.

                  Section 5.  Consent to Jurisdiction; Waiver of Immunities.

                  Borrower hereby irrevocably submits to the jurisdiction of any state or federal court sitting in Seattle, Washington, in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note and hereby waives any objection to venue in any such court, and waives any claim that such forum is an inconvenient forum. Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing herein shall impair the right of Holder to bring any action or proceeding against Borrower, or any of its property, in the courts of any other jurisdiction.

                  Section 6.  Late Charge.

                  If any amount payable hereunder is paid more than ten (10) days after the due date thereof, Borrower promises to pay a late charge of five percent (5%) of the delinquent amount as liquidated damages for the extra expense of handling past due payments.

                  Section 7.  Miscellaneous.

                  (a) Every person or entity at any time liable for the payment of the indebtedness evidenced hereby waives presentment for payment, demand and notice of nonpayment of this Note. Every such person or entity further hereby consents to any extension of the time of payment hereof or other modification of the terms of payment of this Note, the release of all or any part of the security herefor or the release of any party liable for the payment of the indebtedness evidenced hereby at any time and from time to time at the request

                                               Exhibit 1, Page 2
of anyone now or hereafter liable therefor. Any such extension or release may be made without notice to any of such persons or entities and without discharging their liability.

                  (b) Each person or entity who signs this Note is jointly and severally liable for the full repayment of the entire indebtedness evidenced hereby.

                  (c) The headings to the various sections have been inserted for convenience of reference only and do not define, limit, modify, or expand the express provisions of this Note.

                  (d) This Note is made with the reference to and is to be construed in accordance with the laws of the state of New York.

                  DATED as of the day and year first above written.


                             [BORROWER'S SIGNATURE]


                                               Exhibit 1, Page 3

                                    EXHIBIT 2
                              FORM OF LEGAL OPINION













[Date]



[Escrow Agent's Name and Address]


Ladies and Gentlemen:

The undersigned has acted as counsel to [Name of Borrower] ("Borrower") in connection with a loan (the "Loan") being made pursuant to that certain Escrow Agreement dated December 20, 1996 by and among The Bank of New York, Washington Mutual, Inc., Keystone Holdings Partners, L.P. and the Federal Deposit Insurance Corporation, as manager of the FSLIC Resolution Fund, as successor in interest to the Federal Savings and Loan Insurance Corporation. The Loan is being made out of the Escrow Fund (as defined in the Escrow Agreement) and will be evidenced by a note substantially in the form attached hereto. This opinion is being delivered pursuant to Section 8 of the Escrow Agreement.

Subject to the assumptions and limitations set forth below, it is our opinion that:

         1. The Loan will not violate any applicable usury law of the states of ___________, _____________ or _________________ [insert state of Borrower's residence, state where Escrow Agent maintains Escrow Fund and state whose law governs the note].

         2. Under the laws of such states, Borrower will not be able to raise the defense of usury in any proceeding brought to enforce or collect the Loan or the note evidencing the Loan.

This opinion is limited to the internal laws of the states of _______________, ______________ and ______________, without reference to choice of law doctrine.

[Counsel may, if such counsel deems it appropriate, rely on a certificate from Borrower as to the purpose of the Loan or the intended use of the Loan proceeds.]

[Deviations from this form of opinion shall be permitted only with the written consent of Washington Mutual, Inc., which consent will not be unreasonably withheld.]



                                               Exhibit 1, Page 4